                                                                    EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of NaviSite, Inc. (the "Company") for the quarter ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Arthur
P. Becker, Chief Executive Officer and President of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 By: /s/ Arthur P. Becker
                                                     ---------------------------
                                                     Arthur P. Becker
                                                     Chief Executive Officer and
                                                     President


Date: June 13, 2006